UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 July 22, 2003
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                               CLAYTON HOMES, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE               1-8824              62-1671360
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(State or other       (Commission  File         (IRS  Employer
 jurisdiction          Number)                   Identification No.)
 of incorporation)


5000  Clayton  Road
Maryville, Tennessee                                                37804
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(Address of principal executive offices)                          (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (865) 380-3000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

On July 21, 2003, the Company filed a press release reporting that the Company's Board of Directors selected Bear Stearns to evaluate any potential offers from bona fide bidders that may be received prior to its special shareholders' meeting scheduled for July 30, 2003. A copy of the press release is attached as
Exhibit  99.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1  Press  Release  dated  July  21, 2003 reporting that the Company's
Board of Directors selected Bear Stearns to evaluate any potential offers from bona fide bidders that may be received prior to its special shareholders' meeting scheduled for July 30, 2003.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLAYTON  HOMES,  INC.
                              ---------------------
                              (Registrant)


Date:          July 22,  2003           /s/  Kevin T. Clayton
               ------------------     -----------------------
                                           Kevin T. Clayton
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION                                         PAGE
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99.1        Press Release dated July 21, 2003                     5

                                                       EXHIBIT  99-1

NEWS RELEASE

FOR IMMEDIATE RELEASE
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JULY 21, 2003                            CONTACT:     INVESTOR RELATIONS
                                         PHONE:       865-380-3206
                                         FAX:         865-380-3784

               CLAYTON HOMES, INC (CMH-NYSE) RETAINS BEAR STEARNS


Clayton Homes' (CMH: NYSE) Board of Directors selected Bear Stearns to evaluate any potential offers from bona fide bidders that may be received prior to its special shareholders' meeting scheduled for July 30, 2003, including any from Cerberus Capital Management which began due diligence at the company's home office today. In addition, Bear Stearns will assist the company in continuing to review strategic alternatives to maximize shareholders' value.

To arrive at the decision, the independent board members met over the weekend and recommended that Bear Stearns' be retained. The full board affirmed the decision of the independent directors, and Bear Stearns began work today.

Clayton Homes, Inc. is a vertically integrated manufactured housing company with 20 manufacturing plants, 296 Company owned stores, 611 independent retailers, 86 manufactured housing communities, and financial services operations that provide mortgage services for 168,000 customers and insurance protection for 100,000 families.

This press release contains forward-looking statements with respect to management's beliefs about the financial condition, results of operations and business of Clayton Homes in the future. These statements involve risks and uncertainties. The actual outcome could differ materially from that contemplated by such statements. Factors that could cause or contribute to such differences could include, but are not limited to: market conditions in the manufactured housing market, the degree of continued market acceptance of Clayton Homes' products, competition, failure of the requisite stockholders to approve the merger, litigation related to the merger, and merger-related costs and expenses. The non-merger related factors mentioned above, as well as other factors that could affect Clayton Homes' business, are discussed in Clayton Homes' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, on file with the Securities and Exchange Commission. Clayton Homes does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.